U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2011 (September 15, 2011)

American Capital, Ltd.

(Exact name of registrant as specified in its charter)

DELAWARE	814-00149	52-1451377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, 14th Floor Bethesda, MD 20814

(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (301) 951-6122

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On September 15, 2011, American Capital, Ltd. ("American Capital") announced that its Board of Directors had approved a program that may provide for repurchases of shares or dividend payments through December 31, 2012. Under the newly adopted program, quarterly, American Capital will consider setting an amout to be utilized for stock repurchases or dividends.

On September 20, 2011, American Capital released a letter to its stockholders announcing the program. A copy of the letter is attached hereto as an exhibit.

Item 9.01 Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits

Exhibit No.	Description

99.1	Letter to Stockholders dated September 20, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL, LTD.

Dated: September 20, 2011	By:	/s/ Samuel A. Flax
Samuel A. Flax Executive Vice President, General Counsel and Secretary